                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 12, 2004

                                 WATERLINK, INC.
               (Exact Name of Registrant as Specified in Charter)

    Delaware                       1-13041                       34-1788678
(State or Other           (Commission File Number)            (I.R.S. Employer
Jurisdiction of                                              Identification No.)
 Incorporation)

                        ---------------------------------

                            835 North Cassady Avenue
                              Columbus, Ohio 43219
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                        ---------------------------------

                                  614-258-9501
              (Registrant's Telephone Number, Including Area Code)

Item 5. Other Events

On February 12, 2004, William W. Vogelhuber tendered his resignation from Waterlink's Board of Directors. Mr. Vogelhuber, for the good order of the business, will continue as President and Chief Executive Officer of Waterlink, Inc.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               WATERLINK, INC.


Dated:   February 13, 2004                     By:  /s/ Donald A. Weidig
                                                    --------------------
                                                    Donald A. Weidig
                                                    Chief Financial Officer



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